UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-06336

Franklin Templeton International Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code:_650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/17

Item 1. Reports to Stockholders.

Semiannual Report and Shareholder Letter April 30, 2017

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

India’s economy expanded during the six months ended April 30, 2017. The economy showed signs of improvement in the second half of the reporting period, as the manufacturing and services sectors expanded, exports grew, and automobile sales picked up. Indian stocks, as measured by the MSCI India Index, rose significantly amid encouraging corporate results, the government’s announcement of a budget that was generally considered to be pro-growth, and investor expectations of significant land, labor and tax reforms that could benefit the economy.

In all economic environments, we remain committed to our long-term, disciplined investment approach as we conduct diligent, fundamental analysis of securities with a continual emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

In addition, Franklin India Growth Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

Sincerely,

Edward B. Jamieson

President and Chief Executive Officer –

Investment Management

Franklin Templeton International Trust

This letter reflects our analysis and opinions as of April 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

Contents

Semiannual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Semiannual Report	franklintempleton.com

Semiannual Report

Franklin India Growth Fund

This semiannual report for Franklin India Growth Fund covers the period ended April 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing under normal market conditions at least 80% of its net assets in securities of “Indian companies,” which are defined as those organized under the laws of, with a principal office in, or for which the principal trading market for their securities is in India, that derive 50% or more of total revenue or profit from goods or services produced or sales made in India, or that have 50% or more of their assets in India. The Fund currently intends to invest in the securities of Indian companies by investing in shares of a wholly-owned, collective investment vehicle (the “Portfolio”), registered with and regulated by the Mauritius Financial Services Commission. Investing through the Portfolio is intended to provide the Fund with a tax-efficient method of investing indirectly in Indian companies. Unless the context otherwise requires, descriptions in this semiannual report of securities and transactions, and their associated risks, generally refer to investments made indirectly by the Fund through the Portfolio.

Performance Overview

For the six months under review, the Fund’s Class A shares delivered a +9.47% cumulative total return. In comparison, the MSCI India Index posted a +10.39% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Portfolio Composition*

Based on Total Net Assets as of 4/30/17

*The information shown reflects the Fund’s holdings and the Fund’s indirect holdings through the Portfolio.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 14.

franklintempleton.com	Semiannual Report	3

FRANKLIN INDIA GROWTH FUND

Economic and Market Overview

The Indian economy, as measured by gross domestic product (GDP), grew 7.0% in the third quarter of the country’s fiscal-year 2017 (ended March 31, 2017) over the same period in the prior fiscal year, aided by private consumption demand and government spending.2 However, it was slower than the second-quarter’s 7.4% growth rate, due in part to the government’s demonetization program, which recalled existing large-denominated currency notes in exchange for new currency notes.3 In the aftermath of demonetization, the Reserve Bank of India estimated that GDP for fiscal year 2017 would be 7.1%. The economy showed signs of improvement in the second half of the reporting period, as the manufacturing and services sectors expanded, exports grew, and automobile sales picked up. However, retail inflation rose, the trade deficit widened and industrial production contracted in April.

India’s equity markets experienced heightened volatility in the first two months of the reporting period, due to investor concerns about weak global trade growth, policy normalization by the U.S. Federal Reserve and the potential for protectionist trade policy by the new U.S. presidential administration. Further hurting equity markets was the government’s demonetization program, which led to a liquidity crunch in ensuing weeks. However, a normal monsoon season, a larger area under cultivation for winter crop, moderating inflation and implementation of a seventh pay commission that could potentially boost domestic consumption provided investors with some optimism.

Equity markets generally trended higher from the beginning of 2017 through period-end, amid encouraging corporate results, the government’s announcement of a union budget that market participants considered to be pro-growth, and the election of the Bharatiya Janata Party in five states, which many believed could lead to significant land, labor and tax reforms that could benefit the economy. Further boosting stocks were improved liquidity conditions, domestic institutional investment flows, and the rupee’s appreciation against the U.S. dollar. In this environment, Indian stocks, as measured by the MSCI India Index, generated a +10.39% total return.1

Investment Strategy

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we seek to invest in companies whose current market price, in our opinion, does not reflect future

2. Source: Central Statistics Office, India.

3. The IT sector comprises IT services in the SOI.

Top 10 Holdings*
4/30/17
Company Sector/Industry	% of Total Net Assets
Tata Motors Ltd. Automobiles	4.7%
HDFC Bank Ltd. Banks	4.5%
Yes Bank Ltd. Banks	3.7%
Kotak Mahindra Bank Ltd. Banks	3.7%
Cummins India Ltd. Machinery	3.6%
Hindustan Unilever Ltd. Household Products	3.6%
Axis Bank Ltd. Banks	3.6%
UltraTech Cement Ltd. Construction Materials	3.5%
Larsen & Toubro Ltd. Construction & Engineering	3.3%
State Bank of India Banks	3.0%

*The information shown reflects the Fund’s indirect holdings through the Portfolio.

growth prospects. We look for companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between potential earnings growth, business and financial risk, and valuation. Our philosophy includes favoring companies that have competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above-average or rising margins, and strong returns on capital invested in the business. In choosing equity investments, we also consider such factors as the company’s financial strength, management’s expertise, the company’s growth potential within the industry, and the industry’s growth potential.

Manager’s Discussion

During the six months under review, stock selection and an underweighting in the information technology (IT) sector contributed to the Fund’s performance relative to the MSCI India Index.3 Within the sector, the IT services industry underperformed during the period, saddled by headwinds from a stringent visa policy and restrictive hiring measures imposed by the U.S., as well as weak external demand. A decline in quarterly earnings and a modest forward guidance impacted IT

4	Semiannual Report	franklintempleton.com

FRANKLIN INDIA GROWTH FUND

services stocks during the period. An underweighted position in Infosys, whose stock price declined during the period, contributed to relative performance. The company continued to face headwinds related to management issues and attrition at mid-level management as it struggled with its strategic direction and offered a weak earnings outlook. In our analysis, a lack of visible success in new growth areas, a slower pace of new business development and a strengthening rupee could impact the company’s profit margins.

The financials sector contributed to Fund performance during the six-month period, buoyed by strong earnings results, talks of consolidation and the expectation of an asset recovery proposal from the government.4 IndusInd Bank, which is not part of the index, contributed to relative performance as its stock price rose. The bank reported robust margin growth, healthy momentum in loan growth and a reduction in funding costs. Additionally, a diversified loan book, stable margin outlook, consistent asset quality, improving current account savings accounts (CASA) ratio and healthy growth potential led to strong performance of the stock during the review period. Yes Bank was another top contributor within the financials sector, supported by strong gains accrued from treasury bills as bond yields fell following the government’s demonetization program to recall large-denominated currency notes, as well as a surge in bank deposits. The bank’s stock was further buoyed by a rise in net profits and an improvement in its net interest margin as CASA deposits increased.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended April 30, 2017, the U.S. dollar declined in value relative to the Indian rupee. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities denominated in the Indian rupee. However, one cannot expect the same result in future periods.

In contrast, key detractors from the Fund’s relative performance during the period under review included an underweighting in the energy sector, which performed well.5 Within the sector, shares of Reliance Industries (no longer held at period-end) performed well during the period under review due to the conglomerate’s telecommunications unit announcing its intention to begin charging for its services beginning in April 2017. Therefore, an underweighted position in the stock detracted from the Fund’s relative results. However, we believe the company’s large investment in telecommunications was a capital misallocation. The investment size envisaged for its telecommunications unit is a very high proportion of the company’s total assets, which we believe poses a risk that this investment could substantially dilute the overall return on investment capital.

Other key detractors included an overweighted position in automobile manufacturer Tata Motors and an off-benchmark investment in industrial and automotive battery producer Amara Raja Batteries. Tata Motors’ stock price declined after the company announced weak consolidated earnings results driven by lower volume growth in its Jaguar Land Rover segment and weaker product mix. As the market continued to focus on foreign exchange losses, we believe the company’s foreign exchange policy remained consistent. Although there could be losses for the next two quarters, at period-end we believed the strength in the company’s underlying business was satisfactory. Amara Raja Batteries reported moderate sales growth and muted profit margin growth due to higher fixed costs, including a new tubular plant, bonus provisioning for employees and negative operating leverage. However, the company continued to increase its market share in both two-wheeled and four-wheeled automobile replacement segments. Single-digit growth in the automobile original equipment manufacturer segment indicated strong growth in the replacement segment, which we believe could benefit the company. These factors supported our decision to maintain an off-benchmark exposure to the stock.

4. The financials sector comprises banks, capital markets and consumer finance in the SOI.

5. The energy sector comprises oil, gas and consumable fuels in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Semiannual Report	5

FRANKLIN INDIA GROWTH FUND

Thank you for your continued participation in Franklin India Growth Fund. We look forward to serving your future investment needs.

Sukumar Rajah

Stephen H. Dover, CFA

Purav A. Jhaveri, CFA, FRM

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

6	Semiannual Report	franklintempleton.com

FRANKLIN INDIA GROWTH FUND

Performance Summary as of April 30, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A 6-Month	+9.47%	+3.21%
1-Year	+23.95%	+16.81%
5-Year	+75.87%	+10.63%
Since Inception (1/31/08)	+56.46%	+4.29%
Advisor 6-Month	+9.47%	+9.47%
1-Year	+24.20%	+24.20%
5-Year	+78.24%	+12.25%
Since Inception (1/31/08)	+60.46%	+5.25%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

franklintempleton.com	Semiannual Report	7

FRANKLIN INDIA GROWTH FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses4

Share Class	With Waiver	Without Waiver
A	1.65%	2.14%
Advisor	1.40%	1.89%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to risks associated with these companies’ smaller size, lesser liquidity and the potential lack of established legal, political, business and social frameworks to support securities markets in the countries in which they operate. The Fund relies on the income tax treaty between India and the Republic of Mauritius for relief from certain Indian taxes. Treaty renegotiation, legislative changes or changes in the requirements to establish a residency in Mauritius may result in higher taxes and lower returns for the Fund. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 2/28/18. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8	Semiannual Report	franklintempleton.com

FRANKLIN INDIA GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,094.70	$8.57	$1,016.61	$8.25	1.65%
C	$1,000	$1,089.30	$12.43	$1,012.89	$11.98	2.40%
R6	$1,000	$1,095.80	$6.18	$1,018.89	$5.96	1.19%
Advisor	$1,000	$1,094.70	$7.27	$1,017.85	$7.00	1.40%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	9

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Financial Highlights

Franklin India Growth Fund

	Six Months Ended April 30, 2017
		Year Ended October 31,
	(unaudited)	2016		2015	2014		2013	2012

Class A

Per share operating performance[a]

(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.52	$12.23		$12.37	$ 8.55		$ 8.73	$ 9.45

Income from investment operations[b]:

Net investment income (loss)[c]	(0.09)	0.02	[d]	(0.10)	0.02	[e]	(0.01)	(0.04)

Net realized and unrealized gains (losses)	1.37	1.27		0.04	3.80		(0.17)	(0.55)

Total from investment operations	1.28	1.29		(0.06)	3.82		(0.18)	(0.59)

Less distributions from:

Net investment income	—	—		(0.08)	—		—	—

Net realized gains	—	—		—	—		—	(0.13)

Total distributions	—	—		(0.08)	—		—	(0.13)

Net asset value, end of period	$14.80	$13.52		$12.23	$12.37		$ 8.55	$ 8.73

Total return[f]	9.47%	10.55%		(0.49)%	44.68%		(2.06)%	(6.02)%

Ratios to average net assets[a,g]

Expenses before waiver and payments by affiliates	2.13%	2.14%		2.08%	2.25%		2.26%	2.21%

Expenses net of waiver and payments by affiliates	1.65%	1.65%		1.69%	1.65%		1.68%	1.68%

Net investment income (loss)	(1.34)%	0.15%	[d]	(0.77)%	0.22%	[e]	(0.07)%	(0.43)%

Supplemental data

Net assets, end of period (000’s)	$74,388	$61,347		$66,035	$53,230		$25,025	$31,555

Portfolio turnover rate[h]	16.47%	21.54%		46.88%	35.48%		16.95%	41.30%

aThe per share amounts and ratios include income and expenses of the Portfolio.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income (loss) per share includes approximately $0.09 per share related to a corporate action in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.61)%.

eNet investment income per share includes approximately $0.02 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.04%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes the Portfolio’s rate of turnover.

10	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST

FINANCIAL HIGHLIGHTS

Franklin India Growth Fund (continued)

	Six Months Ended April 30, 2017
		Year Ended October 31,
	(unaudited)	2016		2015	2014		2013	2012

Class C

Per share operating performance[a]

(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.77	$11.64		$11.81	$ 8.22		$ 8.45	$ 9.22

Income from investment operations[b]:

Net investment income (loss)[c]	(0.13)	(0.07)[d]		(0.18)	(0.05)[e]		(0.07)	(0.09)

Net realized and unrealized gains (losses)	1.27	1.20		0.05	3.64		(0.16)	(0.55)

Total from investment operations	1.14	1.13		(0.13)	3.59		(0.23)	(0.64)

Less distributions from:

Net investment income	—	—		(0.04)	—		—	—

Net realized gains	—	—		—	—		—	(0.13)

Total distributions	—	—		(0.04)	—		—	(0.13)

Net asset value, end of period	$13.91	$12.77		$11.64	$11.81		$ 8.22	$ 8.45

Total return[f]	8.93%	9.71%		(1.14)%	43.67%		(2.72)%	(6.71)%

Ratios to average net assets[a,g]

Expenses before waiver and payments by affiliates	2.88%	2.89%		2.79%	2.95%		2.98%	2.93%

Expenses net of waiver and payments by affiliates	2.40%	2.40%		2.40%	2.35%		2.40%	2.40%

Net investment income (loss)	(2.09)%	(0.60)%	[d]	(1.48)%	(0.48)%	[e]	(0.79)%	(1.15)%

Supplemental data

Net assets, end of period (000’s)	$20,305	$17,291		$17,754	$11,655		$6,078	$9,201

Portfolio turnover rate[h]	16.47%	21.54%		46.88%	35.48%		16.95%	41.30%

aThe per share amounts and ratios include income and expenses of the Portfolio.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income (loss) per share includes approximately $0.09 per share related to a corporate action in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (1.36)%.

eNet investment income (loss) per share includes approximately $0.02 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.66)%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes the Portfolio’s rate of turnover.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

FRANKLIN TEMPLETON INTERNATIONAL TRUST

FINANCIAL HIGHLIGHTS

Franklin India Growth Fund (continued)

	Six Months Ended April 30, 2017
		Year Ended October 31,
	(unaudited)	2016		2015	2014		2013[a]

Class R6

Per share operating performance[b]

(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.89	$12.51		$12.63	$ 8.68		$ 9.35

Income from investment operations[c]:

Net investment income (loss)[d]	(0.06)	0.07	[e]	(0.04)	0.07	[f]	0.02

Net realized and unrealized gains (losses)	1.39	1.31		0.03	3.88		(0.69)

Total from investment operations	1.33	1.38		(0.01)	3.95		(0.67)

Less distributions from net investment income	—	—		(0.11)	—		—

Net asset value, end of period	$15.22	$13.89		$12.51	$12.63		$ 8.68

Total return[g]	9.58%	11.03%		(0.07)%	45.51%		(7.17)%

Ratios to average net assets[b,h]

Expenses before waiver and payments by affiliates	1.66%	1.67%		1.63%	1.80%		1.78%

Expenses net of waiver and payments by affiliates	1.19%	1.24%		1.24%	1.20%		1.20%

Net investment income (loss)	(0.90)%	0.56%	[e]	(0.32)%	0.67%	[f]	0.41%

Supplemental data

Net assets, end of period (000’s)	$13,252	$12,592		$12,102	$740		$459

Portfolio turnover rate[i]	16.47%	21.54%		46.88%	35.48%		16.95%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe per share amounts and ratios include income and expenses of the Portfolio.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eNet investment income (loss) per share includes approximately $0.09 per share related to a corporate action in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.20)%.

fNet investment income per share includes approximately $0.02 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.49%.

gTotal return is not annualized for periods less than one year.

hRatios are annualized for periods less than one year.

iIncludes the Portfolio’s rate of turnover.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST

FINANCIAL HIGHLIGHTS

Franklin India Growth Fund (continued)

	Six Months Ended April 30, 2017
		Year Ended October 31,
	(unaudited)	2016		2015	2014		2013	2012

Advisor Class

Per share operating performance[a]

(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.83	$12.48		$12.60	$ 8.68		$ 8.83	$ 9.54

Income from investment operations[b]:

Net investment income (loss)[c]	(0.07)	0.05	[d]	(0.06)	0.05	[e]	0.02	(0.01)

Net realized and unrealized gains (losses)	1.38	1.30		0.04	3.87		(0.17)	(0.57)

Total from investment operations	1.31	1.35		(0.02)	3.92		(0.15)	(0.58)

Less distributions from:

Net investment income	—	—		(0.10)	—		—	—

Net realized gains	—	—		—	—		—	(0.13)

Total distributions	—	—		(0.10)	—		—	(0.13)

Net asset value, end of period	$15.14	$13.83		$12.48	$12.60		$ 8.68	$8.83

Total return[f]	9.47%	10.82%		(0.11)%	45.16%		(1.70)%	(5.75)%

Ratios to average net assets[a,g]

Expenses before waiver and payments by affiliates	1.88%	1.89%		1.79%	1.95%		1.98%	1.93%

Expenses net of waiver and payments by affiliates	1.40%	1.40%		1.40%	1.35%		1.40%	1.40%

Net investment income (loss)	(1.09)%	0.40%	[d]	(0.48)%	0.52%	[e]	0.21%	(0.15)%

Supplemental data

Net assets, end of period (000’s)	$42,614	$24,723		$34,113	$41,740		$28,340	$30,642

Portfolio turnover rate[h]	16.47%	21.54%		46.88%	35.48%		16.95%	41.30%

aThe per share amounts and ratios include income and expenses of the Portfolio.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income (loss) per share includes approximately $0.09 per share related to a corporate action in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.36)%.

eNet investment income per share includes approximately $0.02 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.34%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes the Portfolio’s rate of turnover.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Statement of Investments, April 30, 2017 (unaudited)

Franklin India Growth Fund

		Shares	Value
	Common Stocks 2.4%
	Internet & Direct Marketing Retail 0.8%
a	MakeMyTrip Ltd. (India)	31,624	$1,214,362

	IT Services 1.6%
a	Cognizant Technology Solutions Corp., A (United States)	40,000	2,409,200

	Total Common Stocks (Cost $2,638,861)		3,623,562

	Management Investment Companies (Cost $89,938,510) 97.2%
	Diversified Financial Services 97.2%
a,b	FT (Mauritius) Offshore Investments Ltd. (India)	8,870,047	146,282,567

	Total Investments (Cost $92,577,371) 99.6%		149,906,129
	Other Assets, less Liabilities 0.4%		652,667

	Net Assets 100.0%		$150,558,796

aNon-income producing.

bThe dollar value, number of shares or principal amount, and names of all Portfolio holdings are listed in the Portfolio’s SOI, beginning on page 26.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Financial Statements

Statement of Assets and Liabilities

April 30, 2017 (unaudited)

Franklin India Growth Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,638,861

Value - Unaffiliated issuers	$3,623,562
Investment in FT (Mauritius) Offshore Investments Limited (Note 1)	146,282,567

Total value of investments	149,906,129
Cash	630,138
Receivables:
Capital shares sold	1,221,360
Affiliates	84,068
Other assets	87

Total assets	151,841,782

Liabilities:
Payables:
Investment securities purchased	867,351
Capital shares redeemed	314,159
Distribution fees	30,237
Transfer agent fees	33,136
Accrued expenses and other liabilities	38,103

Total liabilities	1,282,986

Net assets, at value	$150,558,796

Net assets consist of:
Paid-in capital	$110,944,359
Undistributed net investment income (loss)	(1,201,547)
Net unrealized appreciation (depreciation)	36,871,419
Accumulated net realized gain (loss)	3,944,565

Net assets, at value	$150,558,796

Class A:
Net assets, at value	$74,387,737

Shares outstanding	5,027,474

Net asset value per share[a]	$14.80

Maximum offering price per share (net asset value per share ÷ 94.25%)	$15.70

Class C:
Net assets, at value	$20,304,703

Shares outstanding	1,459,407

Net asset value and maximum offering price per share[a]	$13.91

Class R6:
Net assets, at value	$13,251,893

Shares outstanding	870,826

Net asset value and maximum offering price per share	$15.22
Advisor Class:
Net assets, at value	$42,614,463

Shares outstanding	2,814,589

Net asset value and maximum offering price per share	$15.14

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

FRANKLIN TEMPLETON INTERNATIONAL TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended April 30, 2017 (unaudited)

Franklin India Growth Fund

Net investment income allocated from FT (Mauritius) Offshore Investments Limited:
Dividends	$174,585
Expenses	(625,561)

Net investment income allocated from FT (Mauritius) Offshore Investments Limited	(450,976)

Expenses:
Management fees (Note 3a)	214,055
Distribution fees: (Note 3c)
Class A	72,164
Class C	82,831
Transfer agent fees: (Note 3e)
Class A	62,080
Class C	17,815
Class R6	61
Advisor Class	28,487
Custodian fees (Note 4)	7
Reports to shareholders	20,019
Registration and filing fees	39,815
Professional fees	29,644
Trustees’ fees and expenses	2,295
Other	5,819

Total expenses	575,092
Expenses waived/paid by affiliates (Note 3f)	(267,747)
Net expenses	307,345

Net investment income (loss)	(758,321)

Realized and unrealized gains (losses) on investments allocated from FT (Mauritius) Offshore Investments Limited:
Net realized gain (loss) from:
Investments	4,674,800
Foreign currency transactions	282,086

Net realized gain (loss)	4,956,886

Net change in unrealized appreciation (depreciation) on:
Investments[a]	6,795,034
Translation of other assets and liabilities denominated in foreign currencies	(22,651)

Net change in unrealized appreciation (depreciation)	6,772,383

Net realized and unrealized gain (loss)	11,729,269

Net increase (decrease) in net assets resulting from operations	$10,970,948

aIncludes $436,245 of change in unrealized appreciation of investments held directly by Franklin India Growth Fund.

16	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin India Growth Fund

	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(758,321)	$150,643
Net realized gain (loss)	4,956,886	3,705,134
Net change in unrealized appreciation (depreciation)	6,772,383	5,522,508

Net increase (decrease) in net assets resulting from operations	10,970,948	9,378,285

Capital share transactions: (Note 2)
Class A	7,745,842	(9,981,239)
Class C	1,468,181	(1,858,519)
Class R6	(490,690)	(755,428)
Advisor Class	14,911,817	(10,835,035)

Total capital share transactions	23,635,150	(23,430,221)

Net increase (decrease) in net assets	34,606,098	(14,051,936)
Net assets:
Beginning of period	115,952,698	130,004,634

End of period	$150,558,796	$115,952,698

Undistributed net investment income (loss) included in net assets:
End of period	$(1,201,547)	$(443,226)

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	17

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Notes to Financial Statements (unaudited)

Franklin India Growth Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin India Growth Fund (Fund), and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The Fund operates using a “master fund/feeder fund” structure and primarily invests indirectly in the securities of Indian companies through FT (Mauritius) Offshore Investments Limited (Portfolio), an entity registered with and regulated by the Mauritius Financial Services Commission, which shares the same investment objective as the Fund. The accounting policies of the Portfolio, including the Portfolio’s security valuation policies, will directly affect the recorded value of the Fund’s investment in the Portfolio. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report, and should be read in conjunction with the Fund’s financial statements. At April 30, 2017, the Fund owned 100% of the outstanding shares of the Portfolio.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Fund’s investment in the Portfolio shares is valued at the Portfolio’s NAV per share. Valuation of securities by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b.  Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income

18	Semiannual Report	franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin India Growth Fund (continued)

and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

The Fund’s investment in the Portfolio may be subject to income and withholding taxes in Mauritius and/or India which are discussed in Note 1(c) of the Portfolio’s Notes to Financial Statements.

c.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions, including investments in the Portfolio, are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

The Fund records its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses daily. In addition, the Fund accrues its own expenses.

d.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

franklintempleton.com	Semiannual Report	19

FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin India Growth Fund (continued)

2.  Shares of Beneficial Interest

At April 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	April 30, 2017		October 31, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,480,118	$20,341,739	918,366	$11,299,421
Shares redeemed.	(989,317)	(12,595,897)	(1,779,920)	(21,280,660)

Net increase (decrease)	490,801	$7,745,842	(861,554)	$(9,981,239)

Class C Shares:
Shares sold	305,103	$3,926,452	280,910	$3,217,739
Shares redeemed.	(199,734)	(2,458,271)	(452,332)	(5,076,258)

Net increase (decrease)	105,369	$1,468,181	(171,422)	$(1,858,519)

Class R6 Shares:
Shares sold	60,225	$789,276	260,122	$3,194,111
Shares redeemed.	(96,250)	(1,279,966)	(320,599)	(3,949,539)

Net increase (decrease)	(36,025)	$(490,690)	(60,477)	$(755,428)

Advisor Class Shares:
Shares sold	1,298,649	$18,456,763	628,666	$8,090,137
Shares redeemed.	(271,985)	(3,544,946)	(1,574,976)	(18,925,172)

Net increase (decrease)	1,026,664	$14,911,817	(946,310)	$(10,835,035)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers, and/or directors of the Portfolio and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

20	Semiannual Report	franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin India Growth Fund (continued)

a.  Management Fees

The Fund pays an investment management fee to Advisers (directly and/or indirectly through the Portfolio). The total management fee is paid based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.300%	Up to and including $1 billion
1.250%	Over $1 billion, up to and including $5 billion
1.200%	Over $5 billion, up to and including $10 billion
1.150%	Over $10 billion, up to and including $15 billion
1.100%	Over $15 billion, up to and including $20 billion
1.050%	In excess of $20 billion

For the period ended April 30, 2017, the annualized effective investment management fee rate was 1.300% of the Fund’s average daily net assets.

Under a subadvisory agreement, TAML, an affiliate of Advisers, provides subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$37,362
CDSC retained	$967

franklintempleton.com	Semiannual Report	21

FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin India Growth Fund (continued)

3.  Transactions with Affiliates (continued)

e.  Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2017, the Fund paid transfer agent fees of $108,443, of which $51,126 was retained by Investor Services.

f.  Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees) for Class A, Class C and Advisor Class of the Fund do not exceed 1.40%, and Class R6 does not exceed 1.19% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended April 30, 2017, there were no credits earned.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2016, the Fund had short-term capital loss carryforwards of $355,834.

At April 30, 2017, the cost of investments and net unrealized appreciation (depreciation), including the holdings of the Portfolio, for income tax purposes were as follows:

Cost of investments	$98,185,943

Unrealized appreciation	$38,759,465
Unrealized depreciation	(2,942,203)

Net unrealized appreciation (depreciation)	$35,817,262

The Portfolio is a disregarded entity for United States federal income tax purposes.

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6.  Investment Transactions

Purchases and sales of investments including transactions from the Portfolio (excluding short term securities) for the period ended April 30, 2017, aggregated $28,215,741 and $18,275,243, respectively.

22	Semiannual Report	franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin India Growth Fund (continued)

7.  Concentration of Risk

Investing in Indian equity securities through the Portfolio may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended April 30, 2017, the Fund did not use the Global Credit Facility.

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At April 30, 2017, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10.  Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds’ financial statements and related disclosures.

franklintempleton.com	Semiannual Report	23

FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin India Growth Fund (continued)

11.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

24	Semiannual Report	franklintempleton.com

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

Financial Highlights

(Expressed in U.S. Dollars)

	Six Months Ended April 30, 2017
		Year Ended October 31,
	(unaudited)	2016		2015	2014		2013	2012

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$15.06	$13.43		$13.49	$9.19		$9.37	$9.88

Income from investment operations[a]:

Net investment income (loss)[b]	(0.06)	0.10	[c]	(0.02)	0.09	[d]	0.06	0.02

Net realized and unrealized gains (losses)	1.49	1.53		(0.04)	4.21		(0.24)	(0.53)

Total from investment operations	1.43	1.63		(0.06)	4.30		(0.18)	(0.51)

Net asset value, end of period	$16.49	$15.06		$13.43	$13.49		$9.19	$9.37

Total return[e]	9.50%	12.14%		(0.44)%	46.79%		(1.92)%	(5.16)%

Ratios to average net assets[f]

Expenses.	1.14%	1.14%		1.10%	1.12%		1.07%	1.08%

Net investment income (loss)	(0.82)%	0.71%	[c]	(0.16)%	0.80%	[d]	0.54%	0.19%

Supplemental data

Net assets, end of period (000’s)	$146,283	$113,405		$126,895	$105,258		$58,206	$70,010

Portfolio turnover rate	16.47%	21.54%		46.88%	35.48%		16.95%	41.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Portfolio.

bBased on average daily shares outstanding.

cNet investment income (loss) per share includes approximately $0.10 per share related to a corporate action in connection with certain Portfolio holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.07)%.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of special dividends in connection with certain Portfolio holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.62%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	25

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

Statement of Investments, April 30, 2017 (unaudited)

(Expressed in U.S. Dollars)

		Shares	Value
	Common Stocks 89.1%
	India 89.1%
	Airlines 0.0%†
[a]	InterGlobe Aviation Ltd., Reg S	400	$6,880

	Auto Components 0.9%
	Bharat Forge Ltd.	72,000	1,282,035

	Automobiles 5.8%
	Mahindra & Mahindra Ltd.	67,884	1,410,211
	Tata Motors Ltd.	588,376	4,199,810
	Tata Motors Ltd., A	655,693	2,855,717

			8,465,738

	Banks 21.8%
	Axis Bank Ltd.	675,336	5,353,632
	HDFC Bank Ltd.	275,400	6,705,726
	ICICI Bank Ltd.	308,564	1,336,679
	IndusInd Bank Ltd.	135,463	3,044,599
	Kotak Mahindra Bank Ltd.	393,000	5,513,553
	State Bank of India	990,520	4,464,196
	Yes Bank Ltd.	218,213	5,533,392

			31,951,777

	Beverages 0.5%
[b]	United Spirits Ltd.	23,000	671,129

	Building Products 0.5%
	Kajaria Ceramics Ltd.	68,000	702,053

	Capital Markets 4.7%
	Credit Analysis and Research Ltd.	123,000	3,020,856
	ICRA Ltd.	20,760	1,355,213
	Motilal Oswal Financial Services Ltd.	188,574	2,475,455

			6,851,524

	Chemicals 1.6%
	Asian Paints Ltd.	135,012	2,352,997

	Construction & Engineering 5.1%
	Larsen & Toubro Ltd.	183,000	4,980,765
	Voltas Ltd.	388,570	2,484,394

			7,465,159

	Construction Materials 5.7%
	Shree Cement Ltd.	10,000	2,984,531
	UltraTech Cement Ltd.	80,000	5,287,230

			8,271,761

	Consumer Finance 2.8%
	Mahindra & Mahindra Financial Services Ltd.	435,247	2,282,863
	Repco Home Finance Ltd.	157,000	1,877,089

			4,159,952

	Electrical Equipment 1.9%
[b]	Amara Raja Batteries Ltd.	151,430	2,096,560
	Havell’s India Ltd.	89,708	675,217

			2,771,777

26	Semiannual Report	franklintempleton.com

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

STATEMENT OF INVESTMENTS (UNAUDITED)

(Expressed in U.S. Dollars)

		Shares	Value
	Common Stocks (continued)
	India (continued)
	Food Products 1.2%
	Britannia Industries Ltd.	5,000	$281,891
	Nestle India Ltd.	14,000	1,458,524

			1,740,415

	Health Care Providers & Services 0.3%
[a,b]	Narayana Hrudayalaya Ltd., Reg S	102,000	510,873

	Hotels, Restaurants & Leisure 1.7%
	Indian Hotels Co. Ltd.	1,262,268	2,520,020

	Household Durables 0.8%
[b]	Crompton Greaves Consumer Electricals Ltd.	363,677	1,244,218

	Household Products 3.7%
	Hindustan Unilever Ltd.	372,619	5,418,885

	IT Services 4.5%
	HCL Technologies Ltd.	266,000	3,368,340
	Infosys Ltd.	230,000	3,287,580

			6,655,920

	Machinery 4.4%
	Cummins India Ltd.	353,000	5,474,273
	SKF India Ltd.	35,000	929,005

			6,403,278

	Media 0.5%
[b]	Jagran Prakashan Ltd.	245,878	746,163

	Metals & Mining 0.6%
	Hindalco Industries Ltd.	269,700	836,284

	Multiline Retail 1.3%
[b]	Trent Ltd.	500,000	1,955,203

	Oil, Gas & Consumable Fuels 0.9%
	Petronet LNG Ltd.	190,000	1,252,333

	Personal Products 0.9%
	Godrej Consumer Products Ltd.	46,000	1,246,987

	Pharmaceuticals 8.3%
	Cadila Healthcare Ltd.	328,356	2,248,541
	Dr. Reddy’s Laboratories Ltd.	74,000	2,991,711
	Lupin Ltd.	122,000	2,539,722
	Sun Pharmaceutical Industries Ltd.	435,831	4,351,870

			12,131,844

	Real Estate Management & Development 1.7%
[b]	Godrej Properties Ltd.	73,357	529,782
[b]	Oberoi Realty Ltd.	326,400	2,018,105

			2,547,887

	Textiles, Apparel & Luxury Goods 3.4%
[b]	Aditya Birla Fashion and Retail Ltd.	951,001	2,554,641
[b]	Titan Co. Ltd.	331,260	2,423,005

			4,977,646

	Transportation Infrastructure 0.7%
	Gujarat Pipavav Port Ltd.	430,000	1,065,803

franklintempleton.com	Semiannual Report	27

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

STATEMENT OF INVESTMENTS (UNAUDITED)

(Expressed in U.S. Dollars)

	Shares	Value
Common Stocks (continued)
India (continued)
Wireless Telecommunication Services 2.9%
Bharti Airtel Ltd.	399,275	$2,207,844
Idea Cellular Ltd.	1,470,000	1,965,259

		4,173,103

Total Common Stocks (Cost $94,469,269)		130,379,644
Other Assets, less Liabilities 10.9%		15,902,923

Net Assets 100.0%		$146,282,567

†Rounds to less than 0.1% of net assets.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Portfolio’s Board of Directors. At April 30, 2017, the aggregate value of these securities was $517,753, representing 0.4% of net assets.

bNon-income producing.

28	Semiannual Report |	franklintempleton.com

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

Financial Statements

(Expressed in U.S. Dollars)

Statement of Assets and Liabilities

April 30, 2017 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$94,469,269

Value - Unaffiliated issuers	$130,379,644
Foreign currency, at value (cost $9,238,783)	9,213,635
Receivables:
Investment securities sold	35,987
Capital shares sold	8,289,887

Total assets	147,919,153

Liabilities:
Payables:
Investment securities purchased	584,132
Capital shares redeemed	725,729
Management fees	104,200
Administrative fees	3,543
Funds advanced by custodian.	177,710
Accrued expenses and other liabilities	41,272

Total liabilities	1,636,586

Net assets, at value	$146,282,567

Shares outstanding	8,870,047

Net asset value per share.	$16.49

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	29

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

FINANCIAL STATEMENTS

(Expressed in U.S. Dollars)

Statement of Operations

for the six months ended April 30, 2017 (unaudited)

Investment income:
Dividends	$174,585

Expenses:
Management fees (Note 3a)	518,236
Administrative fees (Note 3b)	16,960
Custodian fees	35,548
Reports to shareholders	743
Registration and filing fees	3,608
Professional fees	15,315
Directors’ fees and expenses	4,953
Other	30,198

Total expenses	625,561

Net investment income (loss)	(450,976)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	4,674,800
Foreign currency transactions	282,086

Net realized gain (loss)	4,956,886

Net change in unrealized appreciation (depreciation) on:
Investments	6,358,789
Translation of other assets and liabilities denominated in foreign currencies	(22,651)

Net change in unrealized appreciation (depreciation)	6,336,138

Net realized and unrealized gain (loss)	11,293,024

Net increase (decrease) in net assets resulting from operations	$10,842,048

30	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

FINANCIAL STATEMENTS

(Expressed in U.S. Dollars)

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2017	Year Ended
	(unaudited)	October 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(450,976)	$761,350
Net realized gain (loss)	4,956,886	3,705,134
Net change in unrealized appreciation (depreciation)	6,336,138	6,192,908

Net increase (decrease) in net assets resulting from operations	10,842,048	10,659,392

Capital share transactions (Note 2)	22,035,359	(24,149,189)

Net increase (decrease) in net assets	32,877,407	(13,489,797)
Net assets:
Beginning of period	113,405,160	126,894,957

End of period	$146,282,567	$113,405,160

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	31

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

Notes to Financial Statements (unaudited)

(Expressed in U.S. Dollars)

1.  Organization and Significant Accounting Policies

FT (Mauritius) Offshore Investments Limited (Portfolio) is registered with and regulated by the Mauritius Financial Services Commission and has elected to be treated as a disregarded entity for United States federal income tax purposes.

At April 30, 2017, Franklin India Growth Fund (Fund) owned 100% of the Portfolio.

The following summarizes the Portfolio’s significant accounting policies.

a.  Financial Instrument Valuation

The Portfolio’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Portfolio calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Portfolio’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Portfolio to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Portfolio follows the Fund’s procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Portfolio’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Portfolio. As a result, differences may arise between the value of the Portfolio’s securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the

32	Semiannual Report	franklintempleton.com

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(Expressed in U.S. Dollars)

Portfolio. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Portfolio’s NAV is not calculated, which could result in differences between the value of the Portfolio’s securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Portfolio for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Portfolio may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Portfolio does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Income Taxes

The Portfolio conducts its investment activities in India as a tax resident of Mauritius. Effective April 1, 2017, the amendment to the double taxation treaty (Protocol) between the Governments of India and Mauritius became effective. The Protocol allows for capital gains arising on disposal of Indian shares acquired by a Mauritius company on or after April 1, 2017 to be taxed in India. Also on April 1, 2017, the Indian General Anti Avoidance Rule (GAAR) became effective. Taxes, if any, are recorded based on the tax regulations and rates that exist in the Indian market. Where an unrealized capital gain is recognized on Indian shares acquired on or after April 1, 2017, the Portfolio records an estimated deferred tax liability in an amount that would be payable if the shares were disposed of on the valuation date. Shares purchased prior to April 1, 2017 are grandfathered under the revised India-Mauritius tax treaty, and under the provisions of the Indian GAAR, and are not subject to capital gains tax in India when sold on a recognized stock exchange.

Prior to April 1, 2017, the Portfolio received benefits under the double taxation treaty between Mauritius and India (Treaty). In order to obtain benefits under the Treaty, the Portfolio met certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. Any company which was a tax resident of Mauritius was not subject to capital gains tax in India on the sale of Indian securities to the extent that such a Mauritius company did not have a permanent establishment in India. The Portfolio had obtained a certificate of tax residence from the Mauritius tax authorities, complied with the requirements of the Treaty, maintained its central management and control in Mauritius and therefore was able to obtain benefits as a Mauritius resident under the Treaty. There is no withholding tax on dividend distributed by Indian companies as per the Indian Tax Laws. Accordingly, no provision for Indian capital gains taxes or dividend withholding taxes were made.

The Portfolio holds a Category 1 Global Business Licence in Mauritius for the purpose of the Financial Services Act 2007 and under current laws and regulations, is subject to tax at the rate of 15% on its net income. However, the Portfolio is entitled to a deemed tax credit equivalent to the higher of actual foreign tax suffered or a presumed foreign tax equivalent of 80% of the Mauritian tax on its foreign source income. Thus, the effective tax rate in Mauritius should not exceed 3% (i.e. 15% less 80% of 15%). Indian companies making distributions are, however,

franklintempleton.com	Semiannual Report	33

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(Expressed in U.S. Dollars)

1.  Organization and Significant Accounting Policies (continued)

c.  Income Taxes (continued)

liable to a dividend distribution tax equivalent to 20.358% of the dividends distributed. A company holding at least 5% of the share capital of an Indian company and receiving dividends from that Indian company may claim a credit for tax paid by the Indian company on its profits out of which the dividends were distributed including the dividend distribution tax. No Mauritian capital gains tax is payable on profits arising from sale of securities, and any dividends and redemption proceeds paid by the Portfolio to its shareholders will be exempt from withholding or other tax in Mauritius.

The Portfolio’s accounting policy in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) is to account for changes in tax laws when the laws are enacted.

d.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Portfolio.

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Portfolio’s organizational documents, the Portfolio’s officers and directors are indemnified by the Portfolio against certain liabilities arising out of the performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At April 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Portfolio’s shares were as follows:

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	1,859,335	$29,162,235	518,972	$7,233,039
Shares redeemed	(520,456)	(7,126,876)	(2,436,807)	(31,382,228)

Net increase (decrease)	1,338,879	$22,035,359	(1,917,835)	$(24,149,189)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company of Franklin Advisers, Inc. (Advisers) which is the investment manager of the Portfolio.

34	Semiannual Report	franklintempleton.com

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(Expressed in U.S. Dollars)

a.  Management Fees

The Portfolio pays an investment management fee to Advisers (directly and/or indirectly through the Fund). The total management fee is paid based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.300%	Up to and including $1 billion
1.250%	Over $1 billion, up to and including $5 billion
1.200%	Over $5 billion, up to and including $10 billion
1.150%	Over $10 billion, up to and including $15 billion
1.100%	Over $15 billion, up to and including $20 billion
1.050%	In excess of $20 billion

For the period ended April 30, 2017, the annualized effective investment management fee rate was 1.300% of the Fund’s average daily net assets.

b.  Administrative Fees

The Portfolio pays an administrative fee to International Financial Services Limited (IFS), a Mauritius company, an annual fee of $30,000 plus reimbursement of certain expenses. Certain directors of the Portfolio are also officers and/or directors of IFS.

4.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2017, aggregated $27,082,425 and $18,275,243, respectively.

5.  Concentration of Risk

Investing in Indian equity securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

6.  Fair Value Measurements

The Portfolio follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Portfolio’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Portfolio’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Portfolio has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

franklintempleton.com	Semiannual Report	35

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(Expressed in U.S. Dollars)

6.  Fair Value Measurements (continued)

At April 30, 2017, all of the Portfolio’s investments in financial instruments carried at fair value were valued using Level 1 inputs.

7.  Subsequent Events

The Portfolio has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

36	Semiannual Report	franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST

FRANKLIN INDIA GROWTH FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Franklin India Growth Fund

(Fund)

At an in-person meeting held on April 18, 2017 (Meeting), the Board of Trustees (Board) of Franklin Templeton International Trust, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (FAI) and the Fund and the investment sub-advisory agreement between FAI and Templeton Asset Management Ltd. (Sub-Adviser), an affiliate of FAI, on behalf of the Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. FAI and the Sub-Adviser are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by each Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management

Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended January 31, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance

franklintempleton.com	Semiannual Report	37

FRANKLIN TEMPLETON INTERNATIONAL TRUST

FRANKLIN INDIA GROWTH FUND

SHAREHOLDER INFORMATION

Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional India region funds. The Fund currently invests in the securities of Indian companies by investing in shares of a wholly-owned, collective investment vehicle (Portfolio) and the Fund has been in operation for less than 10 years. The Board noted that the Fund’s annualized total return for the one- and three-year periods was below the median of its Performance Universe, but for the five-year period was above the median of its Performance Universe. The Board concluded that the Fund’s performance was acceptable. In doing so, the Board noted management’s explanation that the Fund’s peer universe includes some small cap and sector-focused funds, whereas the Fund is a multi-cap strategy and that management is comfortable with the current positioning of the Fund and does not expect to make changes to the Fund’s investment strategies in the near term. The Board also noted that the Fund’s annualized total return for the one-and three-year periods, while below the median, exceeded 14.9% and 15.7%, respectively.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund, one other India region fund and five China region funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but its actual total expense ratio was below the median and in the first quintile of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable, noting the diversity of the Expense Group. The Board also noted that the Fund’s actual total expense ratio reflected a fee waiver from management and that the Sub-Adviser was paid by FAI out of the management fee FAI received from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by each Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by each Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by each Manager and its affiliates

38	Semiannual Report	franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST

FRANKLIN INDIA GROWTH FUND

SHAREHOLDER INFORMATION

may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered each Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by each Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com	Semiannual Report	39

This page intentionally left blank.

Semiannual Report and Shareholder Letter

Franklin India Growth Fund

Investment Manager

Franklin Advisers, Inc.

Subadvisor

Templeton Asset Management Ltd.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	141 S 06/17

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	June 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	June 26, 2017

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date	June 26, 2017